UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

November 15, 2021

(Date of Report/Date of earliest event reported)

COVANTA HOLDING CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	1-06732	95-6021257
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

445 South Street Morristown, New Jersey 07960
(Address and zip code of principal executive offices)

(862) 345-5000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.10 Per Share	CVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

Proposed Notes Offering

On November 15, 2021, Covert Mergeco, Inc. (“Merger Sub”), a Delaware corporation and wholly owned subsidiary of Covert Intermediate, Inc., a Delaware corporation and an affiliate of EQT Infrastructure (“Parent”), intends to offer, subject to market and other customary conditions, up to $300,000,000 in aggregate principal amount of sustainability-linked senior notes due 2029 (the “notes”) in a private offering. Unless the Merger (as defined below) is consummated simultaneously with the offering of the notes, Merger Sub will deposit (or cause to be deposited) the gross proceeds of the offering of the notes into a segregated escrow account until the date that certain escrow release conditions, including the consummation of the Merger, have been satisfied. The notes will be senior unsecured obligations of Merger Sub. Upon the consummation of the Merger and the release of the proceeds from escrow, if applicable, Covanta Holding Corporation, a Delaware corporation (the “Company”) will assume the obligations under the notes and the notes will initially be guaranteed by certain of the Company’s subsidiaries on a senior unsecured basis.

The offering is in connection with the previously announced agreement and plan of merger (the “Merger Agreement”), dated as of July 14, 2021, by and among the Company, Parent, and Merger Sub, pursuant to which, among other things, Merger Sub will be merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent.

Merger Sub intends to use the net proceeds from the notes offering, together with the equity financing to be provided by affiliates of EQT Infrastructure and the borrowings under the new credit facilities, to (i) finance the Merger pursuant to the Merger Agreement, (ii) repay the Company’s existing term loans and revolving loans under its existing credit facilities, (iii) redeem certain of the Company’s existing debt, including the 5.875% Senior Notes due 2025, and (iv) pay fees and expenses related to the foregoing.

The notes are being offered only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or outside the United States, to persons other than “U.S. persons” in compliance with Regulation S under the Securities Act. This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy the notes. Any offers of the notes will be made only by means of a private offering memorandum. The notes have not been and will not be registered under the Securities Act, or as securities laws of any other jurisdiction, and may not be offered or sold in the United States without registration or an applicable exemption from registration requirements.

Financial Information

In connection with the notes offering, Merger Sub provided potential investors with unaudited pro forma condensed consolidated financial and other data as of September 30, 2021, for the nine months ended September 30, 2021, for the nine months ended September 30, 2020 and for the twelve months ended December 31, 2020 and September 30, 2021. The unaudited pro forma condensed consolidated financial information is derived from the unaudited historical financial statements of the Company and its consolidated subsidiaries, after giving effect to the application of the acquisition method of accounting and Merger-related adjustments. The pro forma adjustments are preliminary and have been made solely for informational purposes. As a result, the unaudited pro forma condensed consolidated financial information is not intended to represent and does not purport to be indicative of what the company financial condition or results of operations would have been had the Merger occurred at an earlier date. In addition, the unaudited pro forma condensed consolidated financial information does not purport to project the future financial position or operating results of the Company. The summary unaudited pro forma condensed consolidated financial and other data as of September 30, 2021, for the nine months ended September 30, 2021, for the nine months ended September 30, 2020 and for the twelve months ended December 31, 2020 and September 30, 2021 are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference into any filing under the Securities Act or in the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

FORWARD-LOOKING STATEMENTS

Certain statements in this disclosure may constitute “forward-looking” statements as defined in Section 27A of the Securities Act of 1933 (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”), the Private Securities Litigation Reform Act of 1995 (the “PSLRA”) or in releases made by the Securities and Exchange Commission (“SEC”), all as may be amended from time to time. Forward-looking statements are those that address activities, events or developments that we or our management intend, expect, project, believe or anticipate will or may occur in the future. They are based on management’s assumptions and assessments in light of past experience and trends, current economic and industry conditions, expected future developments and other relevant factors. They are not guarantees of future performance or actual results. Developments and business decisions may differ from those envisaged by our forward-looking statements. Forward-looking statements, including, without limitation, statements with respect to the consummation of the proposed merger, involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of the Company, its subsidiaries and joint ventures or industry results, to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements, in particular, the proposed merger depends on the satisfaction of the closing conditions to the proposed merger, and there can be no assurance as to whether or when the proposed merger will be consummated. For additional information see the Cautionary Note Regarding Forward-Looking Statements in the Company’s 2020 Annual Report on Form 10-K as well as Risk Factors in the Company’s most recent Quarterly Report on Form 10-Q for the period ended September 30, 2021.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description of Exhibits

99.1	Excerpts from materials to be provided to prospective investors on November 15, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVANTA HOLDING CORPORATION
(Registrant)

By:	/s/ Thomas L. Kenyon
Name:	Thomas L. Kenyon
Title:	Executive Vice President, General Counsel and Secretary

Date: November 15, 2021